UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2022

FVCBankcorp, Inc.

(Exact name of registrant as specified in its charter)

Virginia	001-38647	47-5020283
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Number)

11325 Random Hills Road

Fairfax, Virginia 22030

(Address of Principal Executive Offices) (Zip Code)

(703) 436-3800

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered under Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	FVCB	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07                       Submission of Matters to a Vote of Security Holders.

FVCBankcorp, Inc. (the “Company”) held its Annual Meeting of Shareholders on May 18, 2022 (the “Annual Meeting”).  At the Annual Meeting, the shareholders of the Company elected directors for a one year term, approved the amendment to the Company’s Amended and Restated 2008 Stock Plan, and ratified the Company’s appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the year ended December 31, 2022.  The voting results for each proposal are as follows:

1.	To elect directors of the Company for a one year term, expiring at the 2023 Annual Meeting of Shareholders:

	For	Withhold	Broker Non-Vote
David W. Pijor	7,922,592	27,278	2,219,105
L. Burwell Gunn	7,837,566	112,304	2,219,105
Morton A. Bender*	5,178,476	2,771,394	2,219,105
Patricia A. Ferrick	7,923,182	26,688	2,219,105
Meena Krishnan	7,923,649	26,221	2,219,105
Scott Laughlin	7,919,807	30,063	2,219,105
Thomas L. Patterson	7,532,669	417,201	2,219,105
Devin Satz	7,923,183	26,687	2,219,105
Lawrence W. Schwartz	7,919,388	30,482	2,219,105
Sidney G. Simmonds	7,917,825	32,045	2,219,105
Daniel M. Testa	7,056,503	893,367	2,219,105
Philip “Trey” R. Wills III	7,532,577	417,293	2,219,105
Steven M. Wiltse	7,877,281	72,589	2,219,105

* As previously indicated in the Company’s Supplement to the Definitive Proxy Statement relating to the Annual Meeting filed on April 15, 2022, Morton A. Bender passed away on April 11, 2022. The Company has not made a determination at this time to fill the vacancy on the Board of Directors with the passing of Mr. Bender.

2.	To approve the amendment to the Company’s Amended and Restated 2008 Stock Plan to increase the number of shares available for issuance under the plan by 200,000:

For	Against	Abstain	Broker Non-Vote
7,797,672	53,271	98,927	—

3.	To ratify the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the year ended December 31, 2022:

For	Against	Abstain	Broker Non-Vote
10,136,199	8,098	24,678	—

Item 9.01                      Financial Statements and Exhibits.

(d)                  Exhibits.

Exhibit No.	Description

99.1	2022 Annual Shareholders’ Meeting Presentation Materials.

104	The cover page from the Company’s Form 8-K with a date on report of May 18, 2022, formatted in Inline Extensible Business Reporting Language (included with the Inline XBRL document).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FVCBANKCORP, INC.

By:	/s/ Jennifer L. Deacon
Jennifer L. Deacon, Executive Vice President and Chief Financial Officer

Dated: May 19, 2022